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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 17, 2004




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)




         Delaware                        1-6407                   75-0571592
(State or other jurisdiction    (Commission File Number)       (I.R.S.Employer
   of incorporation)                                         Identification No.)






          One PEI Center                                           18711
     Wilkes-Barre, Pennsylvania                                  (Zip Code)
(Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))


     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.01 COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS

     On November 17, 2004, CCE Holdings, LLC, a joint venture of Southern Union Company ("Southern Union" or the "Company") and General Electric Commercial Finance Energy Financial Services, completed its acquisition of 100% of the equity interests of CrossCountry Energy, LLC from Enron Corp. and its affiliates (the "Acquisition"). Contemporaneously with the Acquisition, CCE Holdings completed the divestiture of its interests in Northern Plains Natural Gas Company, LLC and NBP Services, LLC to ONEOK, Inc. for $175 million in cash.

     CCE Holdings paid Enron approximately $2.45 billion in cash for CrossCountry Energy, including the assumption of certain consolidated debt. CrossCountry Energy is comprised of approximately 7,400 miles of natural gas pipelines with approximately 4.2 Bcf/d of natural gas capacity. CrossCountry Energy owns 100% of the Transwestern Pipeline and 50% of Citrus Corp. - which, in turn, owns 100% of Florida Gas Transmission Company. An affiliate of El Paso Corp. owns the remaining 50% of Citrus Corp.

     Southern Union has funded a portion of its $590.5 million equity investment in CCE Holdings through the settlement of a forward sale equity offering, which took place in July 2004. Upon such settlement, which occurred on November 16, 2004, Southern Union received approximately $142 million in proceeds upon the issuance of 8,242,500 shares of common stock to affiliates of JP Morgan and Merrill Lynch, joint book-running managers of the offering. Southern Union funded the balance of its equity investment in CCE Holdings through available capital and bridge financing provided by affiliates of JP Morgan and Merrill Lynch and by WestLB AG, New York Branch (see Item 2.03). Southern Union anticipates that such bridge financing will remain in place until it accesses the capital markets to permanently finance the remainder of its investment in CCE Holdings.

         ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     As discussed in Item 2.01 above, Southern Union funded a portion of its equity investment in CCE Holdings through bridge financing entered into on November 17, 2004 of $407,000,000 provided to Southern Union Panhandle, LLC ("SUP"), a subsidiary of Southern Union, by affiliates of JP Morgan and Merrill Lynch and by WestLB AG, New York Branch (the "Bridge Loan"). The Bridge Loan is subject to standard terms and conditions and becomes due and payable on May 17, 2005. SUP's obligations under the Bridge Loan are supported by limited guarantees of Southern Union Company and Panhandle Eastern Pipe Line Company LP ("Panhandle"), a wholly owned subsidiary of Southern Union. In the event that SUP is unable to repay the Bridge Loan, Panhandle has provided a guarantee that is limited to the lesser of i) the maximum amount as will, after giving effect to such maximum amount and all other relevant contingent and fixed liabilities of Panhandle, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of Southern Union, in respect of its obligations under the Bridge Loan, result in the obligations of Panhandle not constituting a fraudulent transfer or conveyance or ii) a principal amount equal to $294,450,000 (or such greater principal amount as may be guaranteed by Panhandle without contravention of any valid contractual restriction binding upon Panhandle at the date hereof), together in each case with accrued interest thereon and enforcement costs. As further support for the Bridge Loan, Southern Union and SUP have pledged their equity interests in Panhandle, and SUP has pledged its indirect equity interest in CCE Holdings.

ITEM 7.01 REGULATION FD DISCLOSURE

     On November 22, 2004, the Company will hold a special investor call and live webcast to discuss the Acquisition and Company outlook.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

          The Company plans to file the historical financial statements of CrossCountry Energy, LLC and its subsidiaries required by this Item 9.01(a) as an amendment to this Current Report on Form 8-K on or before February 2, 2005.

(b) Pro Forma Financial Information

          The Company plans to file the pro forma combined financial statements of Southern Union and CrossCountry Energy, LLC (and their respective subsidiaries), required by this Item 9.01(b) as an amendment to this Current Report on Form 8-K on or before February 2, 2005.

(c) Exhibits

 Exhibit Number             Exhibit
 --------------             -------

     2.a Purchase Agreement Among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, L.L.C., and Enron Corp., dated as of June 24, 2004. (Filed as Exhibit 99.b to Southern Union's Current Report on Form 8-K filed on June 25, 2004 and incorporated herein by reference.)

     2.b Amendment No. 1 to Purchase Agreement by and among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, LLC, and Enron Corp., dated September 1, 2004. (Filed as Exhibit 10.a to Southern Union's Current Report on Form 8-K filed on September 14, 2004 and incorporated herein by reference.)

     2.c Amendment No. 2 to Purchase Agreement by and among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, LLC, and Enron Corp., dated November 10, 2004.

     2.d            Purchase Agreement between CCE Holdings, LLC and ONEOK, Inc.
                    dated September 16, 2004. (Filed as Exhibit 10.a to Southern Union's Current Report on Form 8-K filed on September 17, 2004 and incorporated herein by reference.)

     99.a           Press Release  issued by Southern  Union dated  November 17,
                    2004.

         This release and other reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.
         Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union's service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union's gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union's, or any of its subsidiaries, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     SOUTHERN UNION COMPANY
                                                     ----------------------
                                                          (Registrant)



Date  November 22, 2004                          By  /s/ DAVID J. KVAPIL
      -----------------                              -------------------
                                                     David J. Kvapil
                                                     Executive Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit Number                     Description
--------------    --------------------------------------------------------------


      2.a Purchase Agreement Among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, L.L.C., and Enron Corp., dated as of June 24, 2004. (Filed as Exhibit 99.b to Southern Union's Current Report on Form 8-K filed on June 25, 2004 and incorporated herein by reference.)

      2.b Amendment No. 1 to Purchase Agreement by and among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, LLC, and Enron Corp., dated September 1, 2004. (Filed as Exhibit 10.a to Southern Union's Current Report on Form 8-K filed on September 14, 2004 and incorporated herein by reference.)


      2.c Amendment No. 2 to Purchase Agreement by and among CCE Holdings, LLC, Enron Operations Services, LLC, Enron Transportation Services, LLC, EOC Preferred, LLC, and Enron Corp., dated November 10, 2004.


      2.d           Purchase Agreement between CCE Holdings, LLC and ONEOK, Inc.
                    dated September 16, 2004. (Filed as Exhibit 10.a to Southern Union's Current Report on Form 8-K filed on September 17, 2004 and incorporated herein by reference.)


      99.a          Press Release  issued by Southern  Union dated  November 17,
                    2004.